                       Tanger Factory Outlet Centers, Inc.
                Supplemental Operating and Financial Data for the
                             Quarter Ended 03/31/04






                       Tanger Factory Outlet Centers, Inc.


                    Supplemental Operating and Financial Data

                                 March 31, 2004

                                     Notice



For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

                                Table of Contents


Section

Portfolio Data:

     Geographic Diversification.............................................4

     Property Summary ......................................................5

     Portfolio Occupancy at the End of Each Period..........................6

     Major Tenants .........................................................7

     Lease Expirations as of March 31, 2004.................................8

     Leasing Activity.......................................................9



Financial Data:

     Consolidated Balance Sheets...........................................10

     Consolidated Statements of Operations.................................11

     FFO and FAD Analysis..................................................12

     Per Weighted Average Gross Leasable Area (GLA) Analysis...............13

     Unconsolidated Joint Venture Information..............................14

     Debt Outstanding Summary..............................................15

     Future Scheduled Principal Payments...................................16



Investor Information.......................................................17

Geographic Diversification


-------------------------------------------------------------------------------
                              As of March 31, 2004
-------------------------------------------------------------------------------

     State                   # of Centers          GLA             % of GLA
--------------------------- -------------- ----------------- ------------------
South Carolina (1) (2)           3                1,144,899           13%
Georgia                          4                  949,190           11%
New York                         1                  729,238            8%
Texas                            2                  619,976            7%
Alabama (2)                      2                  615,250            7%
Delaware (2)                     1                  568,787            6%
Tennessee                        2                  513,581            6%
Michigan                         2                  437,651            5%
Utah (2)                         1                  300,602            3%
Connecticut (2)                  1                  291,051            3%
New Hampshire (2)                3                  289,711            3%
Missouri                         1                  277,883            3%
Iowa                             1                  277,230            3%
Oregon (2)                       1                  270,280            3%
Illinois (2)                     1                  258,114            3%
Pennsylvania                     1                  255,152            3%
Louisiana                        1                  245,199            3%
Florida                          1                  198,789            2%
North Carolina                   2                  187,626            2%
Indiana                          1                  141,051            2%
Minnesota                        1                  134,480            2%
California                       1                  108,950            1%
Maine                            2                   84,313            1%
--------------------------- -------------- ----------------- ------------------
Total                           36                8,899,003           100%
--------------------------- -------------- ----------------- ------------------


(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement.

(2) Includes nine centers from the Charter Oak portfolio acquired on December 19, 2003 of which Tanger owns a one-third interest through a joint venture arrangement.


Property Summary - Occupancy at End of Each Period Shown

----------------------------- --------------- -------------- -------------- --------------- -------------- --------------
                                                    %                 %              %              %               %
                                   Total GLA     Occupied          Occupied       Occupied       Occupied        Occupied
     Location                      03/31/04      03/31/04          12/31/03       09/30/03       06/30/03        03/31/03
----------------------------- --------------- -------------- -------------- --------------- -------------- --------------
Riverhead, NY                        729,238            99%           100%             99%           100%            98%
Rehoboth, DE (2)                     568,787            99%            99%             n/a            n/a            n/a
Foley, AL (2)                        535,675            97%            99%             n/a            n/a            n/a
San Marcos, TX                       442,486            92%           100%             98%            96%           100%
Myrtle Beach, SC (2)                 427,472            96%            96%             n/a            n/a            n/a
Sevierville, TN                      419,023           100%           100%             99%           100%           100%
Hilton Head, SC (2)                  393,094            88%            89%             n/a            n/a            n/a
Commerce II, GA                      342,556            92%            96%             94%            97%            93%
Howell, MI                           325,231           100%           100%             99%            99%            99%
Myrtle Beach, SC (1)                 324,333           100%           100%            100%           100%           100%
Park City, UT (2)                    300,602            95%            96%             n/a            n/a            n/a
Westbrook, CT (2)                    291,051            89%            93%             n/a            n/a            n/a
Branson, MO                          277,883            97%           100%            100%            99%            97%
Williamsburg, IA                     277,230            96%            96%             96%            98%            97%
Lincoln City, OR (2)                 270,280            93%            92%             n/a            n/a            n/a
Tuscola, IL (2)                      258,114            78%            78%             n/a            n/a            n/a
Lancaster, PA                        255,152            95%           100%             98%            96%            94%
Locust Grove, GA                     247,454            98%           100%            100%            99%            99%
Gonzales, LA                         245,199            93%            99%             95%            99%            97%
Tilton, NH (2)                       227,966            96%            96%             n/a            n/a            n/a
Fort Myers, FL                       198,789            86%            94%             86%            89%            97%
Commerce I, GA                       185,750            69%            77%             74%            71%            79%
Terrell, TX                          177,490            96%           100%             97%            97%            96%
Dalton, GA                           173,430            79%           100%             82%            95%            93%
Seymour, IN                          141,051            80%            77%             75%            74%            74%
North Branch, MN                     134,480           100%           100%            100%            99%            99%
West Branch, MI                      112,420           100%           100%            100%            98%            95%
Barstow, CA                          108,950            88%            87%             87%            80%            72%
Blowing Rock, NC                     105,448            93%           100%            100%            90%            94%
Pigeon Forge, TN                      94,558            88%            93%             97%            97%            95%
Nags Head, NC                         82,178           100%           100%            100%           100%           100%
Boaz, AL                              79,575            97%            97%             97%            92%            95%
Kittery I, ME                         59,694           100%           100%            100%           100%           100%
LL Bean, NH                           50,745           100%           100%             91%            91%            91%
Kittery II, ME                        24,619           100%           100%            100%           100%           100%
Clover, NH                            11,000           100%           100%            100%           100%           100%
Casa Grande, AZ                          n/a            n/a            n/a             79%            88%            89%
Martinsburg, WV                          n/a            n/a            n/a             n/a            n/a            61%
----------------------------- --------------- -------------- -------------- --------------- -------------- --------------
Total                              8,899,003            94%            96%             95%            96%            95%
----------------------------- --------------- -------------- -------------- --------------- -------------- --------------

(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement.

(2)  Includes nine centers from the Charter Oak  portfolio  acquired on December
     19, 2003 of which Tanger owns a one-third interest through a joint venture arrangement.


Portfolio Occupancy at the End of Each Period (1)

[GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

'03/04  '12/03  '09/03  '06/03  '03/03  '12/02  '09/02  '06/02  '03/02
94%     96%     95%     96%     95%     98%     96%     96%     95%

(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement and the nine centers in the Charter Oak portfolio of which Tanger owns a one-third interest through a joint venture arrangement.

Major Tenants (1)

----------------------------------------------------------------------------
                Ten Largest Tenants As of March 31, 2004
----------------------------------------------------------------------------
                                    # of                         % of
        Tenant                     Stores         GLA           Total GLA
------------------------------- ----------- -------------- -----------------
The Gap, Inc.                           53        547,235              6.1%
Phillips-Van Heusen                     93        442,339              5.0%
Liz Claiborne                           55        373,604              4.3%
VF Factory Outlet                       33        295,063              3.3%
Reebok International                    33        254,002              2.8%
Dress Barn, Inc.                        32        226,729              2.5%
Polo Ralph Lauren                       23        175,604              2.0%
Brown Group Retail                      35        168,908              1.9%
Sara Lee Corporation                    41        161,528              1.8%
Nike                                    11        159,985              1.8%
------------------------------- ----------- -------------- -----------------
Total of All Listed Above              409      2,804,997             31.5%
------------------------------- ----------- -------------- -----------------


1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement and the nine centers in the Charter Oak portfolio of which Tanger owns a one-third interest through a joint venture arrangement.

Lease Expirations as of March 31, 2004


                   Percentage of Total Gross Leasable Area (1)

[GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

2004   2005   2006   2007   2008   2009  2010  2011  2012  2013  2014+
14.00% 23.00% 17.00% 17.00% 15.00% 7.00% 2.00% 1.00% 2.00% 1.00% 1.00%





Percentage of Total Annualized Base Rent (1)

[GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

2004   2005   2006   2007   2008   2009  2010  2011  2012  2013  2014+
11.00% 20.00% 19.00% 18.00% 17.00% 8.00% 2.00% 1.00% 2.00% 1.00% 1.00%






1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement and the nine centers in the Charter Oak portfolio of which Tanger owns a one-third interest through a joint venture arrangement.


Leasing Activity (1)
---------------------------------------------------- ----------- ------------ ----------- ---------- ---------- -----------
                                                                                                                   Prior
                                                                                                      Year to     Year to
                                                       03/31/04     06/30/04    09/30/04   12/31/04     Date        Date
---------------------------------------------------- ----------- ------------ ----------- ---------- ---------- -----------

Re-tenanted Space:
    Number of leases                                         31                                             31          35
    Gross leasable area                                 130,808                                        130,808     138,468
    New base rent per square foot                        $17.24                                         $17.24      $16.89
    Prior base rent per square foot                      $15.93                                         $15.93      $16.38
    Percent increase in rent per square foot               8.3%                                           8.3%        3.1%

Renewed Space:
    Number of leases                                        169                                            169         117
    Gross leasable area                                 755,832                                        755,832     538,506
    New base rent per square foot                        $14.96                                         $14.96      $13.35
    Prior base rent per square foot                      $13.86                                         $13.86      $13.19
    Percent increase in rent per square foot               7.9%                                           7.9%        1.2%

Total Re-tenanted and Renewed Space:
    Number of leases                                        200                                            200         152
    Gross leasable area                                 886,640                                        886,640     676,974
    New base rent per square foot                        $15.29                                         $15.29      $14.07
    Prior base rent per square foot                      $14.16                                         $14.16      $13.84
    Percent increase in rent per square foot               8.0%                                           8.0%        1.7%

---------------------------------------------------- ----------- ------------ ----------- ---------- ---------- -----------
                                                                                                                   Prior
                                                                                                      Year to     Year to
                                                       03/31/04     06/30/04    09/30/04   12/31/04     Date        Date
---------------------------------------------------- ----------- ------------ ----------- ---------- ---------- -----------

Stores Opening:
    Number of stores                                         23                                             23           7
    Gross leasable area                                  84,162                                         84,162      31,265
    Base rent per square foot                            $17.26                                         $17.26      $19.01

Stores Closing:
    Number of stores                                         52                                             52          40
    Gross leasable area                                 170,909                                        170,909     105,429
    Base rent per square foot                            $16.43                                         $16.43      $17.58

Percent increase in rent per square foot                   5.1%                                           5.1%        8.1%

---------------------------------------------------- ----------- ------------ ----------- ---------- ---------- -----------

1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement and the nine centers in the Charter Oak portfolio of which Tanger owns a one-third interest through a joint venture arrangement.


Consolidated Balance Sheets  (dollars in thousands)


-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
                                                       03/31/04       12/31/03        09/30/03       06/30/03       03/31/03
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
Assets
   Rental property
       Land                                            $118,933       $119,833         $50,474        $50,474        $51,274
       Buildings                                        965,948        958,720         583,269        578,665        581,766
       Developments under construction                       --             --              --          2,490             --
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
   Total rental property                              1,084,881      1,078,553         633,743        631,629        633,040
       Accumulated depreciation                        (202,454)      (192,698)       (191,628)      (185,071)       (180,996)
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
   Total rental property - net                          882,427        885,855         442,115        446,558        452,044
   Cash                                                  10,781          9,836             209            203            209
   Deferred charges - net                                67,114         68,568           9,398          9,389          9,648
   Other assets                                          19,565         23,178          13,666         12,822         13,424
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
Total assets                                           $979,887       $987,437        $465,388       $468,972       $475,325
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------

Liabilities & Shareholders' Equity
  Liabilities
    Debt
       Senior, unsecured notes                         $147,509       $147,509       $147,509       $147,509       $148,009
       Mortgages payable                                368,087        370,160        172,552        173,188        173,811
       Lines of credit                                    4,825         22,650          7,272         11,890         19,319
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
    Total debt                                          520,421        540,319        327,333        332,587        341,139
    Construction trade payables                           5,816          4,345          7,188          8,010          7,560
    Accounts payable & accruals                          18,507         18,025         13,949         13,328         12,070
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
  Total liabilities                                     544,744        562,689        348,470        353,925        360,769
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
  Minority interests:
   Consolidated joint venture                           220,337        218,148             --             --             --
   Operating partnership                                 39,524         39,182         26,202         26,231         23,245
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
  Total minority interests                              259,861        257,330         26,202         26,231         23,245
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
  Shareholders' equity
    Preferred shares                                         --            --              --             --              1
    Common shares                                           135           130             105            103             93
    Paid in capital                                     265,087        250,070        171,747        167,034        165,641
    Distributions in excess of net income               (89,916)       (82,737)       (81,063)       (78,224)       (74,324)
    Accum. other comprehensive loss                         (24)           (45)           (73)           (97)          (100)
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
  Total shareholders' equity                            175,282        167,418         90,716         88,816         91,311
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
Total liabilities & shareholders' equity               $979,887       $987,437       $465,388       $468,972       $475,325
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------


Consolidated Statements of Operations  (dollars and shares in thousands)

---------------------------------------- ---------------------------------------------------------------- -------------------------
                                                               Three Months Ended                                   YTD
---------------------------------------- ---------------------------------------------------------------- -------------------------
                                            03/04         12/03         09/03       06/03        03/03         03/04        03/03
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
Revenues
   Base rentals                            $32,060       $22,432      $19,799      $19,523     $19,285       $32,060     $19,285
   Percentage rentals                          713         1,459          784          552         395           713         395
   Expense reimbursements                   12,147         9,231        8,306        8,331       8,313        12,147       8,313
   Other income                                859         1,045        1,063          792         662           859         662
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
      Total revenues                        45,779        34,167       29,952       29,198      28,655        45,779      28,655
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
Expenses
   Property operating                       13,710        10,810        9,836        9,887       9,702        13,710       9,702
   General & administrative                  3,159         2,188        2,492        2,453       2,428         3,159       2,428
   Depreciation & amortization              12,376         8,094        6,956        6,946       7,128        12,376       7,128
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
      Total expenses                        29,245        21,092       19,284       19,286      19,258        29,245      19,258
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
Operating income                            16,534        13,075       10,668        9,912        9,397       16,534       9,397
   Interest expense                          8,864         6,779        6,427        6,556        6,724        8,864       6,724
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
Income before equity in earnings
    of unconsolidated joint ventures,
    minority interests and discontinued
    operations                               7,670         6,296        4,241        3,356       2,673         7,670       2,673
Equity in earnings of unconsolidated
    joint ventures                             165           180          267          280          92           165          92
Minority interests:
   Consolidated joint venture               (6,593)        (941)           --           --          --        (6,593)         --
   Operating partnership                      (230)      (1,196)       (1,017)        (787)       (579)         (230)       (579)
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
Income from continuing operations            1,012         4,339        3,491        2,849       2,186         1,012       2,186
Discontinued operations (1)                     --           492           29         (542)          5            --           5
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
Net income                                   1,012         4,831        3,520        2,307       2,191         1,012       2,191
Less applicable preferred share
    dividends                                   --            --           --         (363)       (443)           --        (443)
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
Net income available to common
    shareholders                           $ 1,012       $ 4,831      $ 3,520      $ 1,944     $ 1,748       $ 1,012     $ 1,748
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------

Basic earnings per common share:
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
   Income from continuing operations          $.08          $.39         $.34         $.26        $.19          $.08        $.19
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
   Net income                                 $.08          $.44         $.34         $.20        $.19          $.08        $.19
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------

Diluted earnings per common share:
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
   Income from continuing operations          $.08          $.39         $.33         $.25        $.19          $.08        $.19
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
   Net income                                 $.08          $.43         $.33         $.20        $.19          $.08        $.19
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------

Weighted average common shares:
   Basic                                    13,337        11,008       10,404        9,590       9,181        13,337       9,181
   Diluted                                  13,488        11,183       10,623        9,809       9,408        13,488       9,408
---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------

(1) In accordance with SFAS No. 144 "Accounting for the Impairment or Disposal of Long Lived Assets", the results of operations for property disposed of during the year have been reported above as discontinued operations for both the current and prior periods presented.


FFO and FAD Analysis (dollars and shares in thousands)
-------------------------------------------- ------------------------------------------------------------ -------------------------
                                                                Three Months Ended                                   YTD
-------------------------------------------- ------------------------------------------------------------ -------------------------
                                                 03/04       12/03      09/03        06/03      03/03         03/04        03/03
-------------------------------------------- ----------- ---------- ----------- ------------ ------------ ------------ ------------
Funds from operations:
   Net income                                   $1,012      $4,831      $3,520       $2,307       $2,191       $1,012       $2,191
   Adjusted for -
      Minority interest in operating
        partnership                                230       1,196       1,017          787          579          230          579
      Minority interest adjustment
         consolidated joint venture                 33         (33)         --           --           --           33           --
      Minority interest, depreciation
        and amortization in
        discontinued operations                     --         184         138           21          200           --          200
      Depreciation and amortization
        uniquely significant to
        real estate - wholly owned              12,318       8,034       6,892        6,873        7,054       12,318        7,054
      Depreciation and amortization
        uniquely significant to
        real estate - joint ventures               300         294         287          266          254          300          254
      Loss (Gain) on sale of real estate            --        (588)         --          735           --           --           --
-------------------------------------------- ----------- ---------- ----------- ------------ ------------ ------------ ------------
Funds from operations                          $13,893     $13,918     $11,854      $10,989      $10,278      $13,893      $10,278
-------------------------------------------- ----------- ---------- ----------- ------------ ------------ ------------ ------------

-------------------------------------------- ----------- ---------- ----------- ------------ ------------ ------------ ------------
Funds from operations per share                   $.84        $.98        $.87         $.82         $.78         $.84         $.78
-------------------------------------------- ----------- ---------- ----------- ------------ ------------ ------------ ------------
Funds available for distribution:
   Funds from operations                       $13,893     $13,918     $11,854      $10,278      $13,893      $10,278      $10,989
   Plus -
      Corporate depreciation
          excluded above                            58          60          64           73           74           58           74
      Amortization of finance costs                367         354         332          309          317          367          317
      Straight line rent adjustment                (84)          2          35           55           57          (84)          57
   Less -
      Below market rent adjustment                 (60)        (37)         --           --           --          (60)          --
      Market rate interest adjustment             (610)       (149)         --           --           --         (610)          --
      2nd generation tenant allowances          (1,521)     (1,457)     (1,860)        (387)      (1,417)      (1,521)      (1,417)
      Capital improvements                      (1,335)     (1,796)       (241)      (1,568)      (1,045)      (1,335)      (1,045)
-------------------------------------------- ----------- ---------- ----------- ------------ ------------ ------------ ------------
Funds available for distribution               $10,708     $10,895     $10,184       $9,471       $8,264      $10,708       $8,264
-------------------------------------------- ----------- ---------- ----------- ------------ ------------ ------------ ------------
Funds available for distribution
   per share                                      $.65        $.77        $.75         $.71        $.63         $.65         $.63
-------------------------------------------- ----------- ---------- ----------- ------------ ------------ ------------ ------------
Dividends paid per share                          $.615       $.615       $.615        $.615       $.6125       $.615        $.6125
-------------------------------------------- ----------- ---------- ----------- ------------ ------------ ------------ ------------

-------------------------------------------- ----------- ---------- ----------- ------------ ------------ ------------ ------------
FFO payout ratio                                   73%         63%          71%          75%         79%          73%          79%
-------------------------------------------- ----------- ---------- ----------- ------------ ------------ ------------ ------------
FAD payout ratio                                   95%         80%          82%          87%         97%          95%          97%
Diluted weighted average common
   shares                                       16,521      14,216       13,656      13,432       13,164       16,521       13,164
-------------------------------------------- ----------- ---------- ----------- ------------ ------------ ------------ ------------


Per Weighted Average Gross Leasable Area (GLA) Analysis

-------------------------------------------- --------------------------------------------------------------------------------
                                                          Three Months Ended
-------------------------------------------- ------------------------------------------------------- ----------------------
                                                  03/04       12/03      09/03      06/03      03/03      03/04       03/03
-------------------------------------------- ----------- ---------- ---------- ---------- ---------- ---------- -----------
GLA open at end of period - (000's)
    Wholly owned                                  5,302       5,299      5,483      5,449     5,497       5,302      5,497
    Partially owned consolidated (1)              3,273       3,273        ---        ---      ---        3,273        ---
    Partially owned  unconsolidated (2)             324         324        318        309       260         324        260
    Managed properties                              434         434        457        457       457         434        457
Total GLA open at end of period                   9,333       9,330      6,258      6,215     6,214       9,333      6,214
Weighted average GLA (000's) (3)                  8,574       5,761      5,286      5,263     5,258       8,574      5,258
End of period occupancy (1) (2)                   94%         96%        95%        96%         95%       94%          95%

               PER SQUARE FOOT
Revenues
   Base rentals                                   $3.74      $3.89      $3.75      $3.71      $3.67      $3.74       $3.67
   Percentage rentals                               .08        .26        .15        .11        .07        .08         .07
   Expense reimbursements                          1.42       1.60       1.58       1.58       1.58       1.42        1.58
   Other income                                     .10        .18        .20        .15        .13        .10         .13
-------------------------------------------- ----------- ---------- ---------- ---------- ---------- ---------- -----------
      Total revenues                               5.34       5.93       5.68       5.55       5.45       5.34        5.45
-------------------------------------------- ----------- ---------- ---------- ---------- ---------- ---------- -----------
Expenses
   Property operating                              1.60       1.88       1.86       1.88       1.84       1.60        1.84
   General & administrative                         .37        .38        .47        .47        .46        .37         .46
   Depreciation & amortization                     1.44       1.40       1.32       1.32       1.36       1.44        1.36
-------------------------------------------- ----------- ---------- ---------- ---------- ---------- ---------- -----------
      Total expenses                               3.41       3.66       3.65       3.67       3.66       3.41        3.66
-------------------------------------------- ----------- ---------- ---------- ---------- ---------- ---------- -----------
Operating income                                   1.93       2.27       2.03       1.88       1.79       1.93        1.79
------------------------------------------- ----------- ---------- ---------- ---------- ---------- ---------- -----------
   Interest expense                                1.03       1.18       1.22       1.24       1.27       1.03        1.27
-------------------------------------------- ----------- ---------- ---------- ---------- ---------- ---------- -----------
Income before equity in earnings of
unconsolidated joint ventures, minority
interest and discontinued operations               $.90      $1.09       $.81       $.64       $.52       $.90        $.52
-------------------------------------------- ----------- ---------- ---------- ---------- ---------- ---------- -----------

Total revenues less property operating and
general & administrative expenses ("NOI")         $3.37      $3.67      $3.35      $3.20      $3.15      $3.37       $3.15
-------------------------------------------- ----------- ---------- ---------- ---------- ---------- ---------- -----------


(1) Includes the nine centers from the Charter Oak portfolio acquired on December 19, 2003 of which Tanger owns a one-third interest through a joint venture arrangement.

(2) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement.

(3) Represents GLA of wholly owned and partially owned consolidated operating properties weighted by months of operation. GLA is not adjusted for fluctuations in occupancy that may occur subsequent to the original opening date. Excludes GLA of properties for which their results are included in discontinued operations.

Unconsolidated Joint Venture Information -

Summary Balance Sheets  (dollars in thousands)

---------------------------------------------------- ------------- ------------ ------------- ------------- ------------
                                                        03/31/04     12/31/03      09/30/03      06/30/03      03/31/03
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------
Assets
   Investment properties at cost - net                    $67,051      $63,899       $35,200       $35,439      $34,670
   Cash and cash equivalents                                2,078        4,145         1,377           634          100
   Deferred charges - net                                   1,596        1,652         1,767         1,872        1,790
   Other assets                                             3,334        3,277         2,900         1,995        1,500
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------
Total assets                                              $74,059      $72,973       $41,244       $39,940      $38,060
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------

Liabilities & Owners' Equity
    Mortgage payable                                      $54,811      $54,683       $29,248       $28,692      $25,705
    Construction trade payables                             2,501        1,164           751         1,026        1,729
    Accounts payable & other liabilities                      603          564           743           828          868
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------
Total liabilities                                          57,915       56,411        30,742        30,546       28,302
Owners' equity                                             16,144       16,562        10,502         9,394        9,758
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------
Total liabilities & owners' equity                        $74,059      $72,973       $41,244       $39,940      $38,060
---------------------------------------------------- ------------- ------------ ------------- ------------- ------------

Summary Statements of Operations  (dollars in thousands)

------------------------------------------ -------------------------------------------------------- ---------------------
                                                          Three Months Ended                                 YTD
------------------------------------------ -------------------------------------------------------- ---------------------
                                                03/04      12/03      09/03      06/03       03/03      03/04      03/03
------------------------------------------ ----------- ---------- ---------- ---------- ----------- ---------- ----------
Revenues                                       $2,075     $2,098     $2,195     $2,158      $1,727     $2,075     $1,727
------------------------------------------ ----------- ---------- ---------- ---------- ----------- ---------- ----------
Expenses
   Property operating                             775        760        726        782         704        775        704
   General & administrative                         1         26          1          3          17          1         17
   Depreciation & amortization                    623        613        599        552         528        623        528
------------------------------------------ ----------- ---------- ---------- ---------- ----------- ---------- ----------
     Total expenses                             1,399      1,399      1,326      1,337       1,249      1,399      1,249
------------------------------------------ ----------- ---------- ---------- ---------- ----------- ---------- ----------
Operating income                                  676        699        869        821         478        676        478
   Interest expense                               380        380        372        294         325        380        325
------------------------------------------ ----------- ---------- ---------- ---------- ----------- ---------- ----------
Net income                                       $296       $319       $497       $527        $153       $296       $153
------------------------------------------ ----------- ---------- ---------- ---------- ----------- ---------- ----------

Tanger Factory Outlet Centers, Inc.
     share of:
------------------------------------------ ----------- ---------- ---------- ---------- ----------- ---------- ----------
       Total revenues less property
       operating and general &
       administrative expenses ("NOI")           $650       $656       $734       $687        $503       $650       $503
       Net income                                $165       $180       $267       $280         $92       $165        $92
       Depreciation (real estate related)        $300       $293       $287       $266        $255       $300       $255
------------------------------------------ ----------- ---------- ---------- ---------- ----------- ---------- ----------



Debt Outstanding Summary  (dollars in thousands)

------------------------------------------------------------------------------------------------------------------
                                               As of March 31, 2004
------------------------------------------------------------------------------------------------------------------
                                                      Principal             Interest                 Maturity
                                                       Balance                Rate                     Date
--------------------------------------------------- -------------- ------------------------------ ----------------
Mortgage debt
   Lancaster, PA                                          $14,089             9.770%                 04/10/05
   Commerce I, GA                                           7,687             9.125%                 09/10/05
   Branson, MO                                             24,000          Libor + 1.75%             03/26/06
   Commerce II, GA                                         29,500          Libor + 1.75%             03/26/06
   Dalton, GA                                              10,868             7.875%                 04/01/09
   Kittery I, ME                                            6,184             7.875%                 04/01/09
   San Marcos I, TX                                        18,460             7.875%                 04/01/09
   San Marcos II, TX                                       18,670             7.980%                 04/01/09
   West Branch, MI                                          6,899             7.875%                 04/01/09
   Williamsburg, IA                                        18,967             7.875%                 04/01/09
   Blowing Rock, NC                                         9,481             8.860%                 09/01/10
   Nags Head, NC                                            6,434             8.860%                 09/01/10
   Consolidated JV Debt                                   185,606             6.590%                 07/10/08
   Premium on Consolidated JV Debt (1)                     11,242
--------------------------------------------------- -------------- ------------------------------ ----------------
Total mortgage debt (1)                                   368,087
--------------------------------------------------- -------------- ------------------------------ ----------------

Corporate debt
   Unsecured credit facilities                              4,825         Libor + 1.60%                 06/30/05
   1997 Senior unsecured notes                             47,509             7.875%                 10/24/04
   2001 Senior unsecured notes                            100,000             9.125%                 02/15/08
--------------------------------------------------- -------------- ------------------------------ ----------------
Total corporate debt                                      152,334
--------------------------------------------------- -------------- ------------------------------ ----------------
Total debt (1)                                           $520,421
--------------------------------------------------- -------------- ------------------------------ ----------------

(1) Represents a premium on mortgage debt with an imputed interest rate of 4.97% assumed in the Charter Oak acquisition joint venture, which is consolidated on Tanger's balance sheet. Future Scheduled Principal Payments
     (dollars in thousands)


-------------------------------------------------------------------------------------------------------
                                            As of March 31, 2004
-------------------------------------------------------------------------------------------------------
                                        Scheduled                                          Total
                                      Amortization           Balloon                     Scheduled
         Year                           Payments            Payments                      Payments
----------------------------- ---------------------- ------------------------- ------------------------
2004                                         $4,557                   $47,509                  $52,066
2005 (1)                                      6,027                    25,401                   31,428
2006                                          5,910                    53,500                   59,410
2007                                          6,344                        --                    6,344
2008                                          3,711                   270,719                  274,430
2009                                            967                    70,474                   71,441
2010                                            181                    13,878                   14,059
2011                                             --                        --                       --
2012                                             --                        --                       --
2013                                             --                        --                       --
2014 & thereafter                                --                        --                       --
----------------------------- ---------------------- ------------------------- ------------------------
                                            $27,697                  $481,481                 $509,178
   Premium on Consolidated JV Debt (2)                                                          11,243
----------------------------- ---------------------- ------------------------- ------------------------
                                                                                              $520,421
----------------------------- ---------------------- ------------------------- ------------------------

(1) Balloon payments in 2005 include $4,825 relating to amounts outstanding under the unsecured credit facilities.

(2)  Represents  a  premium  on  mortgage   debt  assumed  in  the  Charter  Oak
     acquisition joint venture, which is consolidated on Tanger's balance sheet.


Investor Information


Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.


Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:    (336) 292-3010 ext 6865
Fax:      (336) 297-0931
e-mail:   tangermail@tangeroutlet.com
          ---------------------------
Mail:     Tanger Factory Outlet Centers, Inc.
          3200 Northline Avenue
          Suite 360
          Greensboro, NC  27408



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